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                                                                      Exhibit 23




CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-1276 on Form S-8 of our report dated June 28, 2005, appearing in the Annual Report on Form 11-K of the John Q. Hammons Hotels, L.P. 401(k) Plan for the year ended December 31, 2004.



/s/ Deloitte & Touche LLP

Cincinnati, Ohio
June 29, 2005